INVESCO BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED MARCH 12, 2019

TO THE PROSPECTUS DATED JANUARY 31, 2019, OF:

INVESCO BLDRS ASIA 50 ADR INDEX FUND

INVESCO BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

INVESCO BLDRS EMERGING MARKETS 50 ADR INDEX FUND

INVESCO BLDRS EUROPE SELECT ADR INDEX FUND

(each, a “Fund” and collectively, the “Funds”)

S&P Opco LLC, a subsidiary of S&P Dow Jones Indices LLC (“S&P DJI”), has agreed to acquire certain assets of The Bank of New York Mellon’s ADR Index Business. Accordingly, effective Monday, April 1, 2019, S&P DJI will become the index provider for the Funds’ relevant benchmarks and the benchmarks will be renamed as follows:

Current Benchmark Name	New Benchmark Name
The BNY Mellon Asia 50 ADR IndexSM	S&P/BNY Mellon Asia 50 ADR Index (USD)

The BNY Mellon Developed Markets 100 ADR IndexSM	S&P/BNY Mellon Developed Markets 100 ADR Index (USD)

The BNY Mellon Emerging Markets 50 ADR IndexSM	S&P/BNY Mellon Emerging 50 ADR Index (USD)

The BNY Mellon Europe Select ADR IndexSM	S&P/BNY Mellon Europe Select ADR Index (USD)

Please Retain This Supplement for Future Reference.

P-BLDRS-PRO-1-SUP-1 031219